EXHIBIT 23

          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As  independent   certified  public  accountants,   we  hereby  consent  to  the
incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-42323 and 33- 57176.

                              ARTHUR ANDERSEN LLP

Miami, Florida,
  March 24, 1995.